Exhibit 99.2

SurgePays Acquires ClearLine Mobile

Software and POS Devices Company Expected to Deliver Immediate Impact

BARTLETT, TN, January 9, 2023 – SurgePays, Inc. (Nasdaq: SURG) (“SurgePays”), a multiproduct company focused on the underbanked and underserved, announced today that it has closed the asset purchase agreement to acquire the software development and point-of-sale (“POS”) equipment and operations of DNR Business Solutions Inc. d/b/a ClearLine Mobile (“ClearLine Mobile” or “ClearLine”).

ClearLine Mobile produces a touchscreen display, positioned by the cash register, that is integrated into the SurgePays software platform and markets SurgePays products 24/7 from a central server. SurgePays can advertise its entire suite of products and services while utilizing the POS device for transactions.

Commenting on the acquisition, Brian Cox, CEO of SurgePays, said, “Increasing sales within stores is a major initiative for SurgePays. The touchscreen display provides an ideal solution to drive new wireless subscribers and promote our ancillary products. From a growth perspective, we consider this such a game-changer. We don’t have to battle other product vendors for advertising materials space and necessitate a salesperson constantly visiting the store to hang posters or other promo materials. Our products and services will be marketed front and center right at the register.”

Mr. Cox continued, “Bringing the talented ClearLine development team in-house will elevate our technological capabilities and should open up other revenue opportunities in the future utilizing these devices, such as loyalty rewards, QR code payments, and marketing third-party products. We expect these POS fixtures to be an anchor catalyst for higher revenue per store and allow us to expand stores nationwide more quickly than by region, without the need for salespeople to consistently visit and manage stores in a territory.”

Nate Moshkovich, Founder and CEO of ClearLine Mobile, commented, “SurgePays is the perfect place to take our ClearLine technology to the next level. We are excited to join a team with competitive and strategic advantages who are thinking big and committed to growing big by providing life-enhancing and essential products and services to the underserved right in their community.”

About SurgePays, Inc.

SurgePays, Inc. is a technology and telecom company focused on the underbanked and underserved communities. SurgePays’ technology layered platform empowers clerks at over 8,000 convenience stores to provide a suite of prepaid wireless and financial products to underbanked customers. SurgePays prepaid wireless companies provide services to over 250,000 low-income subscribers nationwide. Please visit SurgePays.com for more information.

MZ Contact

Brian M. Prenoveau, CFA

MZ Group – MZ North America

brian.prenoveau@mzgroup.us

+561 489 5315

Media Contacts

Henry Feintuch / Doug Wright

Feintuch Communications

surgepays@feintuchpr.com

646-753-5710 / 646-753-5711

###

Cautionary Note Regarding Forward-Looking Statements.

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, our current expectation that the POS tablets will be a catalyst for higher revenue per store; our predictions that the POS tablets will allow us to expand our presence in stores nationwide; statements about our future financial performance, cash flows, costs of revenue and operating expenses; and our anticipated growth and expansion. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The forward-looking statements in this press release speak only as of the date on which the statements are made. We undertake no obligation to update, and expressly disclaim the obligation to update, any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.